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                                    ARTHUR
                                   ANDERSEN


                           ARTHUR ANDERSEN & CO. SC


                                                        ________________________
                                                        Arthur Andersen LLP

                                                        ________________________
                                                        1717 East Ninth Street
                                                        Cleveland OH 44114
                                                        216 781 2140

                                                        EXHIBIT 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the Consolidated Financial Statements of Waxman Industries, Inc. and Subsidiaries for the year ended June 30, 1994, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement No. 33-29745.




/s/ Arthur Andersen LLP


Cleveland, Ohio,
September 23, 1994.